UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 6, 2023, AG Mortgage Investment Trust, Inc., a Maryland corporation (“MITT” or the “Company”), filed a Current Report on Form 8-K (the “December 6th 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the consummation on December 6, 2023 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 8, 2023 (the “Merger Agreement”), by and among MITT, AGMIT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of MITT (“Merger Sub”), Western Asset Mortgage Capital Corporation, a Delaware corporation (“WMC”), and, solely for the limited purposes set forth in the Merger Agreement, AG REIT Management, LLC, a Delaware limited liability company (“MITT Manager”). Pursuant to the Merger Agreement, on the Closing Date, WMC merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). This Current Report on Form 8-K/A is being filed to amend the December 6th 8-K, to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The required audited financial statements of WMC as of December 31, 2022 and 2021, the related consolidated statements of operations, of changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and financial statement schedule, and the required unaudited financial statements of WMC as of September 30, 2023 and for the nine months then ended and the related notes, are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b) Pro forma financial information.

The required unaudited pro forma condensed combined financial information with respect to the Merger is filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 8, 2023, by and among AG Mortgage Investment Trust, Inc., AGMIT Merger Sub, LLC, Western Asset Mortgage Capital Corporation and, solely for the limited purposes set forth therein, AG REIT Management, LLC (incorporated by reference to Exhibit 2.1 to MITT’s Current Report on Form 8-K filed with the SEC on August 9, 2023)*

23.1**	Consent of PricewaterhouseCoopers LLP
99.1
Audited consolidated financial statements of Western Asset Mortgage Capital Corporation as of December 31, 2022 and December 31, 2021 and for each of the three years ended December 31, 2022, including the related notes and financial statement schedule thereto, and each of the Report of Independent Registered Public Accounting Firm and Management's Report on Internal Control over Financial Reporting contained therein (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC by Western Asset Mortgage Capital Corporation on March 13, 2023)

99.2
Unaudited consolidated financial statements of Western Asset Mortgage Capital Corporation as of September 30, 2023, and for the nine months then ended (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC by Western Asset Mortgage Capital Corporation on November 8, 2023)

99.3**
Unaudited pro forma condensed combined financial information of AG Mortgage Investment Trust, Inc. as of September 30, 2023, and for the year ended December 31, 2022, and the nine months ended September 30, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. MITT agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary